SCUDDER
                                                                     INVESTMENTS

Important Notice Regarding Change in
Investment Policy

Scudder High-Yield Opportunity Fund

Supplement to Prospectus Dated May 1, 2002

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On or about October 29, 2002, the Fund will be renamed "Scudder High Income
Opportunity Fund" and its current fund name-related investment policy will be revised. The Fund's current policy states that, under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). This policy will be revised as follows: Under normal circumstances, the Fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in U.S. junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). This revised policy may be changed without prior notice to shareholders.










August 15, 2002